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Exhibit 4.1	SPECIMEN COMMON STOCK CERTIFICATE

     NUMBER                                                     SHARES
+---------------+                                          +---------------+
|               |                                          |               |
|               |                                          |               |
+---------------+                                          +---------------+

                            CONECTISYS CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO


PAR VALUE $0.00                                         CUSIP NO. 206827 20 6
COMMON STOCK


THIS CERTIFIES THAT

                                   SPECIMEN

IS THE OWNER OF


             FULLY PAID AND NON-ASSESSABLE SHARE OF THE COMMON STOCK
                           PAR VALUE OF $0.00 EACH OF

                            CONECTISYS CORPORATION

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


                                          Dated:

     ---------------------                Countersigned & Registered:
          President
                                              SIGNATURE STOCK TRANSFER, INC.
                                              (Addison, Texas) Transfer Agent

                                          By:
                                             --------------------------------
     ---------------------                              Authorized Signature
          Secretary


                             [CORPORATE SEAL OF
                           CONECTISYS CORPORATION
                                     HERE]





     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM (TIC) - as tenants in common     UNIF GIFT MIN ACT     Custodian
                                                          -----         -----

TEN ENT - as tenants by the entireties   (UGMA) (UTMA)    (Cust)      (Minor)
JT TEN (J/T) - as joint tenants with            under Uniform Gifts to Minors
         rights of survivorship and             Act
         not as tenants in common                  --------------------------
                                                   (State)

    Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED,               hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR SOME
OTHER IDENTIFYING NUMBER OF ASSIGNEE
+------------------------------------+
|                                    |
+------------------------------------+---------------------------------------

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          PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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----------------------------------------------------------------------Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

---------------------------------------------------------------------Attorney
to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ---------------------

                                        X
                                          -----------------------------------


-----------------------------------       -----------------------------------
        SIGNATURE GUARANTEE                 NOTE: THE SIGNATURE TO THIS
(BY BANK, BROKER, CORPORATE OFFICER)        AGREEMENT MUST CORRESPOND WITH
                                            THE NAME AS WRITTEN UPON THE FACE
                                            OF THE CERTIFICATE, IN EVERY
                                            PARTICULAR, WITHOUT ALTERATION
                                            OR ENLARGEMENT, OR ANY CHANGE
                                            WHATEVER.